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                                                                   EXHIBIT 10.22

                       AMENDMENT TO STOCK OPTION AGREEMENT

     This AMENDMENT TO STOCK OPTION AGREEMENT ("Amendment"), is made this 25th day of August, 1995, by and between MICHAEL R. KNAPP ("Knapp"), J. MICHAEL RAMSEY ("Ramsey, together with Knapp, the "Stockholders"), CALIPER TECHNOLOGIES CORP., a Delaware corporation ("Purchaser"), and solely for purposes of Section 4 of the STOCK OPTION AGREEMENT (defined below) AVALON MEDICAL PARTNERS, a California general partnership ("Avalon"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Stock Option Agreement (defined below).

     WHEREAS, Knapp and Purchaser have entered into a letter agreement executed on August 9, 1995 (the "Stock Option Agreement"), pursuant to which Knapp granted to Purchaser an Option to purchase all of the outstanding capital stock of Caliper MicroAnalytic Systems, Inc., a Maryland corporation ("Caliper"); and

     WHEREAS, since the date of the Stock Option Agreement, Ramsey has purchased 100 shares of the capital stock of Caliper pursuant to a certain stock restriction agreement by and between Ramsey and Caliper; and

     WHEREAS, the parties hereto desire to amend the Stock Option Agreement to reflect that Ramsey is a current stockholder of Caliper and to make Ramsey and Avalon a party thereto.

     NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The introductory paragraph of the Stock Option Agreement is hereby deleted and replaced in its entirety with the following:

          "This letter sets forth the terms pursuant to which Caliper Technologies Corp., a Delaware corporation ("Purchaser"), shall have the right to purchase from Michael R. Knapp ("Knapp") and J. Michael Ramsey ("Ramsey", together with Knapp, the "Stockholders") all of the outstanding capital stock of Caliper MicroAnalytic Systems, Inc., a Maryland corporation ("Caliper"). Avalon Medical Partners, a California general partnership ("Avalon"), joins in this Agreement solely for the purposes of
     Section 4 hereof."

     2. Except as otherwise set forth herein, references in the Stock Option Agreement to "Stockholder" shall hereinafter be changed to "Stockholders". Whenever the context may require, any pronouns used shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     3. The first paragraph of Section 2 ("Exercise Price") of the Stock Option Agreement is hereby deleted and replaced in its entirety with the following:

          "Upon exercise of the Option, and as consideration for purchase of the Caliper Stock, Purchaser shall deliver to Stockholders, pro rata, an aggregate of


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     sixty thousand shares of Common Stock of Purchaser (the "Initial Exercise
     Price"). Further, as additional consideration for the purchase of the Caliper Stock following exercise of the Option, Purchase shall deliver to Stockholders, pro rata, a Warrant to purchase additional shares of Purchaser's Common Stock upon the achievement of each of the milestones set forth below as follows:"

     4. Section 4 ("Employment Following Option Exercise") of the Stock Option Agreement is hereby deleted and replaced in its entirety with the following:

          "4. EMPLOYMENT FOLLOWING OPTION EXERCISE. Upon exercise of the Option, if applicable, Knapp will be offered employment with Purchaser on terms substantially as outlined on Exhibit A attached hereto. In the event the Option expires without being exercised or Purchaser notifies Stockholders in writing that Purchaser does not intend to exercise the Option before the end of the Option Period, Avalon will retain Knapp as a consultant pursuant to Avalon's standard form of consulting agreement for 4-months at Knapp's then current rate of pay, or such shorter period if Knapp gets another job before the end of the 4-month period, and as a consultant, Knapp will assist Avalon with other projects as Avalon may reasonably request."

     5. Exhibit C of the Stock Option Agreement is hereby deleted and replaced in its entirety with Exhibit C attached hereto.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7. Except as specifically modified and amended hereby, in all other respects the Stock Option Agreement shall continue to be in full force and effect.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


PURCHASER:                             CALIPER TECHNOLOGIES CORP.


                                       By: /s/ LAWRENCE A. BOCK
                                          --------------------------------------
                                       Name: LAWRENCE A. BOCK
                                            ------------------------------------
                                       Title: Chairman of the Board and
                                              Acting Chief Executive Officer
                                             -----------------------------------


STOCKHOLDERS:                          /s/ MICHAEL R. KNAPP
                                       -----------------------------------------
                                       MICHAEL R. KNAPP

                                       /s/ J. MICHAEL RAMSEY
                                       -----------------------------------------
                                       J. MICHAEL RAMSEY


FOR PURPOSES OF SECTION 4:             AVALON MEDICAL PARTNERS


                                       By: /s/ LAWRENCE A. BOCK
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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